UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 17, 2003

                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number - 0-15087


           NEVADA                                              93-0926999
(State of other Jurisdiction                             (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                           52241
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99.1 - Heartland Express, Inc. press release dated April 17, 2003 with respect to the Company's financial results for the quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

     The following information is being furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

     On April 17, 2003, Heartland Express, Inc. announced its financial results for the quarter ended March 31, 2003. The press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      HEARTLAND EXPRESS, INC.

Date: April 17, 2003                                  BY: /s/ John P. Cosaert
                                                      -----------------------
                                                      JOHN P. COSAERT
                                                      Vice-President
                                                      Finance and Treasurer

                                Exhibit No. 99.1
Thursday, April 17, 2003, For Immediate Release
Press Release
Heartland Express, Inc. Reports Revenues and Earnings for the First Quarter of 2003.

CORALVILLE, IOWA - April 17, 2003 - Heartland Express, Inc. (Nasdaq: HTLD) announced today financial results for the first quarter ended March 31, 2003. Gross revenues for the quarter increased 29.4% to $94.8 million from $73.3 million in the first quarter of 2002. Net income increased 15.9% to $11.0 million from $9.5 million in the 2002 period. Basic earnings per share were $0.22 compared to $0.19 for the first quarter of 2002. Gross revenues for the first quarter of 2003 were increased by fuel surcharge revenues.

For the quarter, Heartland Express, Inc. posted an operating ratio (operating expenses as a percentage of gross revenues) of 82.9% and an 11.7% net margin. These operating results were achieved in spite of record high fuel prices, adverse weather conditions in the East, and an uncertain economy.

The Company ended the first quarter with cash, cash equivalents, and investments of $150.7 million, a $3.2 million decrease from the $153.9 million reported on December 31, 2002. The Company's balance sheet continues to be debt-free.

During the quarter the Company acquired facilities in Columbus, Ohio and Olive Branch, Mississippi. The acquisition of these facilities resulted from the growth of our regional operations. The Columbus facility replaces our former terminal location and positions us for continued growth in the East Central region of the United States. The purchase of the Olive Branch location is a result of our expansion into the Memphis, Tennessee and Southern United States regional market.

The Company  renegotiated  its personal injury,  property  damage,  and workers'
compensation   insurance   policies  effective  April  1,  2003.  The  Company's
self-insurance exposure increased to $2.0 million from $500,000 for each occurrence involving personal injury or property damage. The Company's self-insurance for workers' compensation continues to be a maximum of $500,000 per occurrence.

This press release may contain statements that might be considered as forward-looking statements or predictions of future operations. Such statements are based on management's belief or interpretation of information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission.

                        Contact: Heartland Express, Inc.
                                  John Cosaert
                                  319-545-2728

                             HEARTLAND EXPRESS, INC.
                                AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                        Three months ended
                                                             March 31,
                                                        2003            2002
                                                   ------------    ------------
OPERATING REVENUE ..............................   $ 94,839,735    $ 73,270,242
                                                   ------------    ------------

OPERATING EXPENSES:

  Salaries, wages, benefits ....................   $ 32,312,307    $ 23,274,625

  Rent and purchased transportation ............     13,953,071      14,924,660

  Operations and maintenance ...................     19,310,180      11,427,919

  Taxes and licenses ...........................      1,873,406       1,607,108

  Insurance and claims .........................      2,370,993       1,842,075

  Communications and utilities .................        893,845         669,994

  Depreciation .................................      5,367,543       3,900,129

  Other operating expenses .....................      2,554,772       1,923,805

  (Gain)/loss on disposal of fixed assets ......         (3,661)          6,616
                                                   ------------    ------------

                                                   $ 78,632,456    $ 59,576,931
                                                   ------------    ------------

       Operating income ........................   $ 16,207,279    $ 13,693,311

  Interest income ..............................        538,617         758,109
                                                   ------------    ------------

  Income before income taxes ...................   $ 16,745,896    $ 14,451,420

  Federal and state income taxes ...............      5,693,604       4,913,483
                                                   ------------    ------------

  Net income ...................................   $ 11,052,292    $  9,537,937
                                                   ============    ============

  Basic earnings per share .....................   $       0.22    $       0.19
                                                   ============    ============

  Basic weighted average shares
  Outstanding ..................................     50,000,000      50,000,000
                                                   ============    ============

                             HEARTLAND EXPRESS, INC.
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                        ASSETS
                                                    March 31,      December 31,
                                                      2003             2002
                                                 -------------    -------------
                                                  (unaudited)
CURRENT ASSETS

  Cash and short term investments ............   $ 150,702,250    $ 153,861,422
  Trade receivables ..........................      36,747,277       33,012,394
  Prepaid tires ..............................       4,369,630        4,757,850
  Deferred income taxes ......................      23,096,000       21,134,000
  Other current assets .......................       5,316,104          620,344
                                                 -------------    -------------
     Total current assets ....................   $ 220,231,261    $ 213,386,010
                                                 -------------    -------------
PROPERTY AND EQUIPMENT .......................   $ 215,764,221    $ 191,116,893
  Less accumulated depreciation ..............      44,111,066       39,715,307
                                                 -------------    -------------
                                                 $ 171,653,155    $ 151,401,586
                                                 -------------    -------------
     OTHER ASSETS ............................   $   8,244,731    $   8,320,593
                                                 -------------    -------------
                                                 $ 400,129,147    $ 373,108,189
                                                 =============    =============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable & accrued liabilities ....   $  11,399,482    $   8,632,810
   Accrued expenses ..........................      54,146,869       52,386,322
   Income taxes payable.......................      14,423,985        6,070,318
                                                 -------------    -------------
     Total current liabilities ...............   $  79,970,336    $  67,089,450
                                                 -------------    -------------
DEFERRED INCOME TAXES ........................   $  33,077,000    $  30,089,000
                                                 -------------    -------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
   Capital stock: Common, $.01 par value;
   authorized 395,000,000 shares; issued and
   outstanding 50,000,000 ....................   $     500,000    $     500,000
   Additional paid-in capital.................       8,603,762        8,603,762
   Retained earnings .........................     279,541,263      268,488,971
                                                 -------------    -------------
                                                 $ 288,645,025    $ 277,592,733
   Less unearned compensation ................      (1,563,214)      (1,662,994)
                                                 -------------    -------------
                                                 $ 287,081,811    $ 275,929,739
                                                 -------------    -------------
                                                 $ 400,129,147    $ 373,108,189
                                                 =============    =============

                                 END OF REPORT